SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                             25-Sep-02

New Century Mortgage Securities, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF FEBRUARY 1, 2002, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2002-1)

New Century Home Equity Loan Turst, Series 2002-1
(Exact name of registrant as specified in its charter)

Delaware                                           333-72880
(State or Other                                    (Commission
Jurisdiction of                                    File Number)
Incorporation)

33-0852169
(I.R.S. Employer
Identification
Number)

18400 Von Karman, Suite 1000
Irvine, CA                                                      92612
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number: (949) 863-7243

Item 5.  Other Events

             On     25-Sep-02    a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Mar-02       The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.              Monthly Report Information:
                See Exhibit No.1

B.              Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:

C.              Item 1: Legal Proceedings:         NONE

D.              Item 2: Changes in Securities:     NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.              Item 5: Other Information - Form 10-Q, Part II -
                Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                Exhibit No.

1. Monthly Distrib Rep dated:                               25-Sep-02

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                          09/25/02

                    Beginning
                   Certificate
Class                  Bal              Prin
A               151,707,612.66   4,221,072.92
M-1             12,415,000.00    0.00
M-2             11,423,000.00    0.00
M-3             9,435,000.00     0.00
M-4             497,000.00       0.00
CE              3,972,995.79     0.00
P               100.00           0.00
Total           189,450,708.45   4,221,072.92

                                       Ending
                                    Certificate
Class                Losses             Bal
A               0.00             147,486,539.74
M-1             0.00             12,415,000.00
M-2             0.00             11,423,000.00
M-3             0.00             9,435,000.00
M-4             0.00             497,000.00
CE              0.00             3,972,995.79
P               0.00             100.00
Total           0.00             185,229,635.53

                                                        Current
                                                      Pass-Through
Class                 Cusip             Int             Int Rate
A                   64352VCC3    269,281.01        2.13000%
M-1                 64352VCD1    27,002.63         2.61000%
M-2                 64352VCE9    30,556.53         3.21000%
M-3                 64352VCF6    29,956.13         3.81000%
M-4                 64352VCG4    1,722.93          4.16000%
CE                  6435299A0    927,075.66        5.87219%
P                   6435299B8    127,597.81        NA
Total                            1,413,192.70



AMOUNTS PER $1,000 UNIT

Class                 Prin              Int              Total
A               26.233976        1.673582          27.90756
M-1             0.000000         2.175000          2.17500
M-2             0.000000         2.675000          2.67500
M-3             0.000000         3.175001          3.17500
M-4             0.000000         3.466660          3.46666
CE              0.000000         233.344234        233.34423
P               0.000000         1275978.100000    1275978.10000


                                       Ending
                                    Certificate
Class                Losses             Bal
A               0.000000         916.629106
M-1             0.000000         1000.000000
M-2             0.000000         1000.000000
M-3             0.000000         1000.000000
IO              0.000000         1000.000000
CE              0.000000         1000.000000
P               0.000000         1000.000000


MASTER SERVICER COMPENSATION                                         78,938

P&I ADVANCES
Total Advances                                             1,238,252
*P&I Advances are on Loans Delinquent on the Determiniation Date.

BALANCES AS OF:                             9/25/02
Stated Prin Bal of Mtge Loans (excluding REOs)           184,479,341
Stated Prin Bal of REO Properties                            750,294

MORTGAGE LOAN
  CHARACTERISTICS                         Beginning            Ending
Number of Loans                                 563               548
Agg Prin Balance                         189,450,70        185,229,636

Wghtd Avg Rem Term to Maturity                                             352
Beg Wghtd Avge Mortgage Rate                                   8.660%

DELINQ INFORMATION                     Unpaid Prin       Stated Prin
                Number                         Bal               Bal
30-59 days      11                       3,420,716         3,415,198
60-89           5                        1,443,786         1,440,557
90+             4                        1,024,219         1,019,842
Fcls            18                       4,380,313         4,369,360
Bankruptcies    2                          521,471           519,893
Bkcy 60+ Delq   2                          521,471           519,893
*Note:  In accordance with the Master Servicer,
           the Delq Info relates to the Prepayment Period.

Total Book Value of REO Properties:                          779,126


Aggregate Amount of Principal Prepayments
Curtailments                                 4,570
Payments in Full                         4,095,598
 Liquidation Proceeds                            0
Total                                    4,100,168

Prepayment Charges                         127,598
REO Principal Amortization                     337



Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                            0
Which Include:
Bankruptcy Losses                                0
Cumulative Realized Losses                       0

Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the
Available Distribution Amount:                     0

CERTIFICATE FACTOR
                      Certificate
                           Factor
Class A                  0.916629
Class M-1                1.000000
Class M-2                1.000000
Class M-3                1.000000
Class M-4                1.000000
Class CE                 0.932470


INTEREST DISTRIBUTION AMOUNTS


                         Interest         Interest
                     Distribution     Carry Forward
Class                      Amount            Amount
A                        269,281                 0
M-1                       27,003                 0
M-2                       30,557                 0
M-3                       29,956                 0
M-4                        1,723                 0
CE                       927,076                 NA
TOTAL                  1,285,595                 0

                Reduction from the Allocation of:
                                         Prepayment        Relief Act
                         Realized          Interest          Interest
Class                      Losses        Shortfalls        Shortfalls
A                              0                 0                 0
M-1                            0                 0                 0
M-2                            0                 0                 0
M-3                            0                 0                 0
M-4                            0                 0                 0
CE                             0                 0                 0
TOTAL                          0                 0                 0


PPIS not covered by the Servicer                                   0


Relief Act Interest Shortfall                                      0

Required Overcollateralized Amount                         3,972,996
Credit Enhancement Percentage                                 20.376%

Overcollateralization Increase Amount                              0

Overcollateralization Reduction Amount                             0


AGGREGATE  LOSS  SEVERITY  %                                  42.251%

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                 927,076

Delinquency Percentage                                         4.373%

Stepdown Date Occurrence                                           NO
Trigger Event Occurrence                                           NO

Net WAC Rate Carryover Amount
                          Current            Amount
                     Net WAC Rate           Unpaid
                     Carryforward             After
Class                      Amount     Distributions
A                              0                 0
M-1                            0                 0
M-2                            0                 0
M-3                            0                 0
M-4                            0                 0
TOTAL                          0                 0


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Century Mortgage Securities, Inc.


                By: /s/ Eve Kaplan
                Name:  Eve Kaplan
                Title: Vice President
                U.S. Bank National Association

Dated:                    9/25/02